UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Funds Exchange-Traded Trust

Lattice Strategies Trust

Hartford Series Fund, Inc.

(Name of Registrants as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Text Message Release Samples

[CLIENT LOGO]

Hi, this is {agent _first_name} with the Broadridge Proxy Services Center reaching out on behalf of Hartford Funds about their upcoming shareholder meeting.

Shareholders are being asked to vote on proposals related to the proposed acquisition of Hartford Funds by Wellington Management.

We’ve made voting easy. Vote NOW in just a few clicks.[INSERT VOTE LINK]

Questions? Call (855) 496-3017.

PLEASE VOTE TODAY!

STOP to END

[CLIENT LOGO]

Hi {name}, this is {agent_first_name} with the Broadridge Proxy Services Center reaching out on behalf of Hartford Funds.

We have not yet received your vote for the upcoming shareholder meeting. Your vote is important. Vote NOW in just a few clicks.

Vote now: [VOTE LINK]

Questions? Call (855) 496-3017.

To avoid additional mailings or calls, please submit your vote today.

Reply STOP to opt out.

© 2026 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

ADJOURNED SAMPLE

[CLIENT LOGO]

Hi {name}, this is {agent_first_name} with the Broadridge Proxy Services Center reaching out on behalf of Hartford Funds.

The shareholder meeting has been adjourned to [MM DD, YYYY]. Our records show we have not yet received your vote. Please vote your shares today. Your vote is very important.

Vote now: [VOTE LINK]

Questions? Call (855) 496-3017.

To avoid additional mailings or calls, please submit your vote today.

Reply STOP to opt out.

© 2026 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

Your vote is important. Please vote today DEAR SHAREHOLDER, A special shareholder meeting is scheduled for November 5, 2026 and we have yet to receive your vote. Shareholders are being asked to vote on proposals related to the proposed acquisition of Hartford Funds by Wellington Management. The shareholder meeting is coming up soon, but it can only take place if the required number of shareholders return their votes—and time is running out. Your vote matters. It’s also fast and easy. If you have questions or need assistance, call (855) 496-3017 and a proxy specialist will help you. www.proxyvote.com Have your proxy card handy and follow the simple directions to complete the electronic voting instruction form.Without a proxy card Call (855) 496-3017 (Weekdays 9am to 10pm) Call the number located on your ballot (With a touch-tone phone to vote using an automated system) With a smartphone Vote by scanning the Quick Response Code or “QR Code” on the enclosed proxy card/voting instruction form Vote processing Mark, sign and date the enclosed ballot and return it in the postage-paid envelope provided. THANK YOU FOR YOUR INVESTMENTAND THANK YOU FOR VOTING. Sincerely, Hartford Funds Your unique control number can be found on the enclosed ballot in the box marked with an arrow.

Your Attention is Required: Please Vote Today

Subject: Vote by November 4, 2026

Dear Shareholder,

This is a reminder to vote on the proposals for the special shareholder meeting on November 5, 2026, at 10:00 am Eastern Time.

Your vote matters, regardless of the number of shares you own. The Board of Directors recommends a vote FOR these proposals.

Key item	Details
Proposals	Vote for the election of nominees to the Board of Directors/Trustees, the new Investment Management Agreements, and other applicable proposals.
Meeting	Special shareholder meeting on November 5, 2026 at 10:00 am Eastern Time.
Board Recommendation	Vote FOR the proposals.
How to vote	By online: www.proxyvote.com, by phone: (855) 496-3017 by mail by QR code using your proxy materials.
Control number	Use your unique control number from your proxy materials.
Need help?	Call (855) 496-3017 with questions or for voting assistance.

Please vote by November 4, 2026 so your shares are counted without delay.

If you have already voted, thank you and please disregard this reminder.

Sincerely,

Hartford Funds

P.O. BOX 9112

FARMINGDALE, NY 11735

Re: Your investment with Hartford Funds

Dear Shareholder,

We have attempted to contact you regarding an important shareholder vote related to your investment in Hartford Funds.

Broadridge Financial Solutions has been engaged by Hartford Funds to contact you. Please contact us immediately at 855-496-3017 Monday through Friday between the hours of 9:00 a.m. to 10:00 p.m. Eastern Time. We can also be reached on Saturday and Sunday between the hours of 10:00 a.m. to 6:00 p.m. Eastern Time.

Voting now helps ensure your voice is heard and may help avoid additional mailings, emails, and telephone reminders regarding this matter.

This matter is very important and will take only a moment of your time for us to record your vote. You may view materials at www.hartfordfunds.com/proxy2026.

Thank you in advance for your assistance with this matter.

Sincerely,

Broadridge Financial Solutions, Inc.

On behalf of Hartford Funds

Dear [Advisor/Client Name],

Hartford Funds are currently undergoing a proxy solicitation for shareholders to vote on important proposals.

A Firm may have given certain Financial Advisors the authority to vote proxies on behalf of clients. Please check with your supervisor or compliance department if you believe you have been given such authority and can vote on behalf of your clients.

If you confirm you have such authority, Financial Advisors can provide authorization to vote on behalf of their clients who are shareholders of the Hartford Funds by following the steps outlined below. Once your clients’ votes are received and recorded, they will not receive any additional communications regarding this proxy solicitation.

To vote on behalf of your clients, please provide a list in Excel or similar format that includes:

•	Client first and last name

•	Client address (Street, City/Town, State, ZIP code) as listed on their account

Your email response with your client list should include the following:

•

A statement that you are authorized to vote on behalf of your clients and are voting FOR the proposals (As noted above, you should check with your supervisor or compliance department prior to asserting you have such voting authority)

•	Your email should be sent to: advisor-vote@broadridge.com

Once received, our proxy solicitor will review and confirm the client names and addresses you provide with proxy voting records from the Non-Objecting Beneficial Owner (NOBO) list supplied by your broker/dealer’s back office. You will then receive a confirmation email detailing:

•	All client accounts that were successfully voted

•	Any client accounts that could not be voted based on the information provided

If you have any questions or need assistance, please email advisor-vote@broadridge.com.

Proxies may be solicited from a representative of Hartford Funds Management Company, LLC or any affiliate. Information regarding the persons who may be deemed participants in the solicitation, and a description of their direct and indirect interests in the proposals, by security holdings or otherwise, is included in the definitive proxy statement and other relevant materials filed with the SEC. A copy of the definitive proxy statement can be found at hartfordfunds.com/proxy2026statement.

Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the proposed acquisition of Hartford Funds by Wellington Management, the expected timing and completion of the transaction, the outcome of the shareholder vote and required regulatory and fund approvals, and the anticipated effects and benefits to shareholders and statements regarding the anticipated continuity of each Fund’s investment objective, strategies, fees, and portfolio management team following completion of the transaction. There can be no assurance that the proposed transaction will be completed, or that it will be completed on the currently anticipated terms or timing. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law.

[Email Templates for Hartford Funds Communications to Financial Intermediaries]

1. Awareness & Scheduling Time

Hi (FA Name) – I wanted to make you aware of an upcoming proxy vote that may affect some of your clients in connection with Wellington Management’s pending acquisition of Hartford Funds.

When you have time in the coming days, I’d love to walk through the proxy timeline and available resources.

For more information, please see the Hartford Funds Definitive Proxy Statement here.

2. Follow-Up After Conversation

Phone Call

Thank you for taking the time to connect today and for your continued support. As we embark on this exciting evolution of Hartford Funds, below are the materials we discussed that may help address client questions regarding the proxy vote.

For more information, please see the Hartford Funds Definitive Proxy Statement here.

Voicemail

As a follow through to my voicemail, attached are the materials I referenced. Click below to schedule time to discuss further.

For more information, please see the Hartford Funds Definitive Proxy Statement here.

3. Client Questions Beginning to Surface

With shareholder communications underway, I wanted to make sure you have access to the latest resources available to support client conversations.

For more information, please see the Hartford Funds Definitive Proxy Statement here.

4. Reminder & Ongoing Resource

As our proxy process continues, your clients who have not yet voted may still be receiving communications. The attached resources can help you respond to questions they may have.

For more information, please see the Hartford Funds Definitive Proxy Statement here.

10 Things You Should Know About Proxy Voting

Most investors don’t think much about proxy voting until a ballot arrives in the mail or their inbox. Here’s why your voice matters.

1

Ownership comes with a voice – Proxy voting gives shareholders an opportunity to weigh in on certain important decisions rather than simply watching them unfold. While any one vote is just one among many, the collective results help determine what happens next—and that can have a real impact on the investments shareholders own.

2	Some decisions need a green light – Most day-to-day decisions are handled by a fund’s management team and board, but certain proposals legally require shareholder approval before they can move forward. Proxy voting gives investors a say in significant decisions affecting the funds they own.

3	The board has already done its homework – Before a proposal reaches shareholders, it has first been reviewed and approved by the fund’s board. The board plays an important role in evaluating fund changes and determining whether the proposal should be brought to shareholders for consideration.

4	Wait, I get a vote? – When a proposal goes to a vote, ballots are generally sent only to shareholders of the fund affected by the proposal. Investors who don’t own shares of that fund are not eligible to vote on matters affecting it.

5	It only takes a few minutes – Despite the name, proxy voting doesn’t require attending a shareholder meeting in person. Votes can typically be submitted online, by phone, or by mail before the meeting takes place, and casting a ballot often takes just a few minutes.

6	Sooner rather than later – There may be an added benefit to voting early: fewer reminders. Once a ballot is submitted, shareholders generally won’t receive additional emails, phone calls, texts, or mailings encouraging them to participate.

7	One ballot, multiple decisions – A proxy vote isn’t always limited to a single proposal. Depending on the circumstances, a single ballot may include several separate items for shareholders to consider, from trustee elections and advisory arrangements to potential changes in a fund’s structure or policies.

8	What’s in the packet? – Proxy materials explain what’s being voted on, why the vote is taking place, and how to cast a ballot. The documents may seem lengthy, but they’re intended to provide the information shareholders need to make informed decisions. Think of them as the guidebook for the vote ahead.

9	Quorum is the magic word – Every proxy vote has a minimum participation threshold known as a quorum to ensure important decisions aren’t made based on feedback from only a small group of shareholders.

10	Silence has a cost – If a proxy vote falls short of a quorum, funds may need to extend voting periods and devote additional time and resources to gathering more ballots.

1

Although this material is provided for educational purposes only, it may accompany additional solicitation material related to Hartford Funds definitive proxy statement dated 8/24/2026. A copy of the definitive proxy statement can be found at hartfordfunds.com/proxy2026statement

Important Risks: Investing involves risk, including the possible loss of principal.

The views expressed here should not be construed as investment advice. They are based on available information and are subject to change without notice. The information above is intended as general information and is not intended to provide, nor may it be construed as providing, tax, accounting, or legal advice. As with all matters of a tax or legal nature, please consult with your tax or legal counsel for advice.

This material and/or its contents are current at the time of writing and are subject to change without notice.

©2026 Hartford Funds. All rights reserved. Permission is granted to reproduce and distribute this material, in whole or in part, provided that proper attribution is included and the content is not modified.

Hartford Funds Distributors, LLC, Member FINRA.

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